SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2015

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

912 Bluff Road

Brentwood, TN 37027

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 7, 2016, SG Blocks, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) disclosing that the Company’s Plan of Reorganization, as filed with the United States Bankruptcy Court for the Southern District of New York on February 29, 2016, became effective on June 30, 2016.

This Amendment No. 1 (“Amendment”) to the Initial Report is being filed to correct typographical errors in the first and last paragraph of the section captioned “Exit Financing” included in Item 1.01 of the Initial Report and a typographical error in Item 9.01 of the Initial Report, to add “Exhibit 4.6—Security Agreement, dated as of June 30, 2016, by and between SG Blocks Inc., SG Building Blocks, Inc. and Hillair Capital Investments L.P.” to the list of exhibits in Item 9.01, to refile and replace Exhibit 4.3 and to refile and replace Exhibit 4.5 . Items 1.03 and 2.03 have also been updated to reflect the change to Item 1.01.

The Initial Report is hereby amended and supplemented by adding the language that appears below. There are no changes to the Initial Report other than those set forth above. This Amendment does not reflect events occurring after the date of the Initial Report, nor does it modify or update disclosures therein in any way.

Capitalized terms not defined in this Amendment have the meanings ascribed to them in the Initial Report.

Item 1.01 Entry into a Material Definitive Agreement

Bankruptcy and Plan of Reorganization

On October 15, 2015, SG Blocks, Inc. (the “Company”) and its subsidiaries SG Building Blocks, Inc. (“SGBB”) and Endaxi Infrastructure Group, Inc. (each a “Subsidiary,” together, the “Subsidiaries” and together with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors filed a motion with the Bankruptcy Court seeking joint administration of their Chapter 11 cases under the caption In re SG Blocks, Inc. et al., Case No. 15-12790 (such proceeding, the “Bankruptcy Proceeding”). After filing such voluntary petitions the Debtors operated their businesses as “debtors-in-possession” under jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court until the Effective Date (as defined below).

On February 29, 2016, the Debtors filed a Disclosure Statement (the “Disclosure Statement”), attaching a Plan of Reorganization (the “Plan”), along with a motion seeking approval of the Disclosure Statement by the Bankruptcy Court. By order dated April 25, 2016 (the “Order”), the Bankruptcy Court approved the Disclosure Statement, set May 23, 2016 as the hearing date for confirmation of the Plan and fixed related Plan confirmation deadlines. In accordance with the Bankruptcy Court’s Order, the Debtors mailed the relevant materials to all voting parties (as approved by the Bankruptcy Court), including the Company’s shareholders, for solicitation of votes on the Plan. On May 23, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the confirmed Plan is attached as Exhibit A to the Confirmation Order. The Plan became effective on June 30, 2016 (the “Effective Date”).

The Disclosure Statement includes certain exhibits which contain financial projections and other financial data and analyses prepared for purposes of the Chapter 11 cases (the “Disclosure Statement Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Disclosure Statement Financial Information has not been audited or reviewed by independent accountants. The Disclosure Statement Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Disclosure Statement Financial Information may not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement Financial Information should not be viewed as indicative of future results.

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A copy of the Confirmation Order, with the Plan attached as Exhibit A, and the Disclosure Statement (with attachments) and the Order approving the Disclosure Statement are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated herein by reference.

DIP Financing

On October 15, 2015, the Company, as borrower, and its subsidiaries, as guarantors, entered into a Debtor in Possession Credit Agreement (the “DIP Credit Agreement” and the loans thereunder, the “DIP Loan”) with Hillair Capital Investments L.P. (“HCI”), and, as condition to the making of the DIP Loan, the Company and its subsidiaries entered into that Senior Security Agreement (the “Security Agreement” and together with the DIP Credit Agreement and the other documents entered into in connection therewith, the “DIP Facility”), also dated as of October 15, 2015, with Hillair Capital Management LLC (“HCM”) pursuant to which the Company and its subsidiaries granted HCM a first priority security interest in all of their respective assets for the benefit of HCI. The DIP Loan had a maximum principal amount of $600,000, bore interest at a rate of 12% and was due and payable upon the earlier to occur of April 15, 2016 or other dates specified in the DIP Credit Agreement, and required the Company to pay a collateral fee of $25,000. The DIP Facility contained representations, warranties, affirmative and negative covenants and other provisions typical for a debtor-in-possession loan. If the Company failed to make any payment when due, breached any covenant, representation or warranty, or there occurred any other Event of Default (as defined in the DIP Credit Agreement) then at the option of HCI the entire principal and interest owing thereon immediately would become due and owing. The funds advanced under the DIP Facility were used by the Company to fund its operation during the Bankruptcy Proceeding, including payment of professional fees and expenses. As discussed in Item 1.02 of this Current Report on Form 8-K, the DIP Loan was paid in full, and the DIP Facility terminated, on the Effective Date.

A copy of each of the DIP Credit Agreement and the Security Agreement are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Issuance of Common Stock

On the Effective Date, pursuant to the terms of the Plan, the Company issued unregistered shares of Common Stock (as defined below) as further detailed under “Issuance of Common Stock” in Item 3.02 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Issuance of Preferred Stock

On the Effective Date, pursuant to the terms of the Plan, the Company issued unregistered shares of Preferred Stock (as defined below) as further detailed under “Issuance of Preferred Stock” in Item 3.02 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Exit Financing

On the Effective Date, and pursuant to the terms of the Plan, the Company entered into a Securities Purchase Agreement, dated June 30, 2016, (the “Securities Purchase Agreement”), pursuant to which the Company sold for a subscription price of $2.0 million a 12% Original Issue Discount Senior Secured Convertible Debenture to HCI in the principal amount of $2.5 million, with a maturity date of June 30, 2018 (the “Exit Facility”). The Exit Facility is convertible at HCI’s option at any time in whole or in part into shares of Common Stock at a ratio of 1 share for every $1.25 of debt. Upon a payment default, a breach of a representation, warranty or covenant, a Change in Control Transaction, a Fundamental Transaction or any other Event of Default (each as defined in the Exit Facility), at HCI’s election the entire amount of the Exit Facility at the Mandatory Default Amount will become due and, until paid in full, and any outstanding amounts will bear interest at the lesser of 18% or the maximum rate permitted by law. The “Mandatory Default Amount” is the greater of 130% of the outstanding principal amount of the Exit Facility or a formula price reflecting the fair market value of the number of shares of Common Stock of the Company into which the outstanding principal amount of the Exit Facility could be converted, in either case plus all other amounts, costs, expenses and liquidated damages due in respect of the Exit Facility. Pursuant to that certain Subsidiary Guarantee, effective as of the Effective Date (the “Guarantee Agreement”), by SGBB in favor of HCI, SGBB unconditionally guaranteed (the “Guarantee”) the obligations and indebtedness owed to HCI under the Exit Facility and the Guarantee is secured by a first-priority lien and security interest on all of the Guarantor’s assets. The Exit Facility and SGBB’s obligations under the Guarantee are secured by a first-priority lien and security interest on all of the Company’s and SGBB’s assets pursuant to that certain Security Agreement, dated as of the Effective Date, by and between the Company, SGBB and HCI (the “Security Agreement”). The Exit Facility will be used (i) to make a one hundred percent (100%) distribution for payment of unsecured claims in accordance with the Plan, (ii) to pay all costs of the administration of the Company’s Bankruptcy, (iii) to pay all amounts owed under the DIP Facility and (iv) for general working capital purposes of the Company. This is an original issue discount obligation and accordingly there is no regularly scheduled interest payments. The Company may not prepay any portion of the principal amount of the Exit Facility without the prior written consent of HCI.

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Copies of the Exit Facility, the Securities Purchase Agreement, the Guaranty Agreement, and the Security Agreement are attached to this Current Report on Form 8-K as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, and 4.6, respectively, and are incorporated herein by reference.

Board Appointments

Pursuant to the Plan, HCI was entitled to designate three directors to serve on the Company’s Board of Directors (“Board”), and designated Neal Kaufman, Sean McAvoy and Mahesh Shetty. On July 1, 2016, Messers. Kaufman, McAvoy and Shetty were elected to the Board. In addition, on July 1, 2016 Paul Galvin and Christopher Melton were reelected to the Board and Steven Armstrong, J. Bryant Kirkland III, Joseph Tacopina, J. Scott Magrane, Brian Wasserman, Marc Bell and Jennifer Strumingher were either removed or resigned in order to effectuate the Plan. There were no disagreements between any of the members of the Board being removed or resigning and the Company.

Item 1.03 Bankruptcy or Receivership.

Bankruptcy and Plan of Reorganization

The information described under the heading “Plan of Reorganization” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.03.

Certain Information Regarding Assets and Liabilities

As of May 31, 2016, the total assets and total liabilities of the Company were approximately $853,868 and $7,595,849, respectively. Of the $7,595,849 total liabilities, $5,405,010 were converted into Preferred Stock as described under “Issuance of Preferred Stock” in Item 3.02 of this Current Report on Form 8-K. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

DIP Financing

The information described under the heading “DIP Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Exit Financing

The amended information described under the heading “Exit Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Order Confirming Debtors’ Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

2.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc. (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

2.3	Order of the Bankruptcy Court for the Southern District of New York approving the Disclosure Statement and setting Plan of Reorganization confirmation deadlines (Incorporated herein by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

3.1	Amended and Restated Certificate of Incorporation of SG Blocks, Inc. (Incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016.)

3.2	Certificate of Designations of Convertible Preferred Stock for SG Blocks, Inc. (Incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.1	Debtor in Possession Credit Agreement, dated as of October 15, 2015, by and between SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Investments L.P. (Incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.2	Senior Security Agreement, dated as of October 15, 2015, by and between the Company, SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Management LLC. (Incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.3	12% Original Issue Discount Senior Secured Convertible Debenture, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.4	Securities Purchase Agreement, dated as of June 30, 2016, by and between SG Blocks, Inc. and each of the purchasers identified therein.

4.5	Subsidiary Guarantee, dated as of June 30, 2016, by SG Building Blocks, Inc.

4.6	Security Agreement, dated as of June 30, 2016, by and between SG Blocks Inc., SG Building Blocks, Inc. and Hillair Capital Investments L.P.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: August 8, 2016	By:	/s/ Mahesh Shetty
Mahesh Shetty
Chief Financial Officer

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INDEX TO EXHIBITS

Item	Exhibit

2.1	Order Confirming Debtors’ Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

2.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc. (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

2.3	Order of the Bankruptcy Court for the Southern District of New York approving the Disclosure Statement and setting Plan of Reorganization confirmation deadlines (Incorporated herein by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

3.1	Amended and Restated Certificate of Incorporation of SG Blocks, Inc. (Incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016.)

3.2	Certificate of Designations of Convertible Preferred Stock for SG Blocks, Inc. (Incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.1	Debtor in Possession Credit Agreement, dated as of October 15, 2015, by and between SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Investments L.P. (Incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.2	Senior Security Agreement, dated as of October 15, 2015, by and between the Company, SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Management LLC. (Incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed July 7, 2016)

4.3	12% Original Issue Discount Senior Secured Convertible Debenture, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.4	Securities Purchase Agreement, dated as of June 30, 2016, by and between SG Blocks, Inc. and each of the purchasers identified therein.

4.5	Subsidiary Guarantee, dated as of June 30, 2016, by SG Building Blocks, Inc.

4.6	Security Agreement, dated as of June 30, 2016, by and between SG Blocks Inc., SG Building Blocks, Inc. and Hillair Capital Investments L.P.

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